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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): December 23, 2003

                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          333-31931                                     13-3961898
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  (Commission File Number)                 (I.R.S. Employer Identification No.)

            257 PARK AVENUE SOUTH
             NEW YORK, NEW YORK                              10010-7304
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    (Address of Principal Executive offices)                 (Zip Code)

                                      (212) 253-8185
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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
ITEM 5.    OTHER EVENTS.

           On December 23, 2003, North Atlantic Trading Company, Inc., a Delaware corporation (the "Company"), and its subsidiaries entered into an amendment (the "Amendment") to its loan agreement, dated as of December 29, 2000, among the Company, certain of its subsidiaries and Bank One, N.A., as agent bank, for the purpose of extending the revolving loan commitment termination date from December 31, 2003 to February 29, 2004. The foregoing description of the Amendment is qualified by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits
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      EXHIBIT NO.                    DESCRIPTION

         10.1 2003C Amendment to Loan Documents dated as of December 23, 2003, by and among the Banks as defined therein, Bank One, NA, as agent bank on behalf of the Banks, the Class B Lenders as defined therein, Guggenheim Investment Management, LLC, as agent on behalf of the Class B Lenders, North Atlantic Trading Company, Inc. and the Subsidiaries as defined therein.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NORTH ATLANTIC TRADING COMPANY, INC.


Date:      December 24, 2003              By:  /s/ David I. Brunson
                                             -----------------------------------
                                              Name:   David I. Brunson
                                              Title:  President





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
                                  EXHIBIT INDEX

       EXHIBIT NO.                   DESCRIPTION
       -----------                   -----------

         10.1 2003C Amendment to Loan Documents dated as of December 23, 2003, by and among the Banks as defined therein, Bank One, NA, as agent bank on behalf of the Banks, the Class B Lenders as defined therein, Guggenheim Investment Management, LLC, as agent on behalf of the Class B Lenders, North Atlantic Trading Company, Inc. and the Subsidiaries as defined therein.





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